UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LANDS’ END, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! LANDS’ END, INC. LANDS’ END 2023 Annual Meeting Vote by June 12, 2023 11:59 PM ET LANDS’ END, INC. 1 LANDS’ END LANE DODGEVILLE, WISCONSIN 53595 You invested in LANDS’ END, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 13, 2023. Get informed before you vote View the Annual Report on Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 13, 2023 9:00 AM CDT Gary C. Comer Activity Center 3 Lands’ End Lane Dodgeville, WI 53595 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01) Robert Galvin Board Recommends 04) John T. McClain 07) Jonah Staw For 02) Elizabeth Leykum 05) Andrew J. McLean 03) Josephine Linden 06) Jignesh Patel 2. Advisory vote to approve the compensation of our Named Executive Officers. For 3. Approve an amendment to the Lands’ End, Inc. Amended and Restated 2017 Stock Plan. For 4. Ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2023. For NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.